================================================================================

                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1,
                                   as Issuer,

                                       and

                              THE BANK OF NEW YORK

            not in its individual capacity but solely in its capacity
                              as Indenture Trustee

                       -----------------------------------


                                    INDENTURE

                           Dated as of August 24, 2000

                       -----------------------------------


   $190,000,000.00 6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1

   $274,000,000.00 7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2

   $168,000,000.00 7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3

   $83,251,000.00 7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4

    $24,470,000.00 7.46% Dealer Auto Receivables Asset-Backed Notes, Class B

================================================================================

         Indenture, dated as of August 24, 2000 (this "INDENTURE"), between Dealer Auto Receivables Owner Trust 2000-1, a Delaware business trust (the "ISSUER") and The Bank of New York, in its capacity as indenture trustee (the "INDENTURE TRUSTEE") and not in its individual capacity.

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer's 6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1 (the "CLASS A-1 NOTES"), 7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2 (the "CLASS A-2 NOTES"), 7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3 (the "CLASS A-3 NOTES"), 7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4 (the "CLASS A-4 NOTES"), and 7.46% Dealer Auto Receivables Asset-Backed Notes, Class B (the "CLASS B NOTES" and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the "NOTES"):

                                 GRANTING CLAUSE

         The Issuer Grants to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Holders of the Notes, without recourse, all of the Issuer's right, title and interest in, to and under: (i) all the right, title and interest of the Issuer in and to the Contracts listed on the List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive scheduled payments and prepayments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive scheduled payments due on or after, but received prior to, the Cutoff Date), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Issuer to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed Vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Issuer against any originating dealer or other third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or other third party, (vi) all rights of the Issuer in the Lockbox, the Lockbox Account, the related Lockbox Agreement, the Concentration Account and related Concentration Account Agreement to the extent they relate to such Contracts, (vii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract, (viii) all rights (but not the obligations) of the Issuer under the Transfer and Sale Agreement, including but not limited to the Issuer's rights under ARTICLE V thereof, (ix) all rights of the Issuer under the Performance Guarantee, (x) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time (and any investments of such amounts),
(xi) all rights (but not the obligations) of the Issuer under the Sale and Servicing Agreement, (xii) all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing, and (xiii) all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash of other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (as each such defined term is defined in SECTION 1.01) (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, except for the subordination of the Class B Notes provided herein and all other sums owing by the Issuer hereunder or under any other Transaction Document, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.01. DEFINITIONS.

                  (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "ACT" shall have the meaning specified in SECTION 11.03(a).

         "ADMINISTRATION AGREEMENT" means the Administration Agreement, dated as of the date hereof, among the Administrator, the Issuer, the Depositor and the Indenture Trustee.

         "ADMINISTRATOR" means Premier Auto Finance, Inc. or any successor Administrator under the Administration Agreement.

         "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AUTHORIZED OFFICER" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration

Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "BOOK ENTRY NOTES" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in SECTION 2.09.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions in the city of Chicago, Illinois, Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

         "CERTIFICATE FINAL DISTRIBUTION DATE" means the January, 2007 Distribution Date.

         "CERTIFICATE OF TRUST" means the Certificate of Trust of the Issuer substantially in the form of EXHIBIT B to the Trust Agreement.

         "CLASS" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "CLASS A-1 FINAL DISTRIBUTION DATE" means the August, 2001 Distribution Date.

         "CLASS A-1 RATE" means 6.69% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "CLASS A-1 NOTES" means the Class A-1 Notes, substantially in the form of EXHIBIT B.

         "CLASS A-2 FINAL DISTRIBUTION DATE" means the April, 2003 Distribution Date.

         "CLASS A-2 RATE" means 7.01% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "CLASS A-2 NOTES" means the Class A-2 Notes, substantially in the form of EXHIBIT C.

         "CLASS A-3 FINAL DISTRIBUTION DATE" means the May, 2004 Distribution Date.

         "CLASS A-3 RATE" means 7.07% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "CLASS A-3 NOTES" means the Class A-3 Notes, substantially in the form of EXHIBIT D.

         "CLASS A-4 FINAL DISTRIBUTION DATE" means the March, 2005 Distribution Date.

         "CLASS A-4 RATE" means 7.12% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "CLASS A-4 NOTES" means the Class A-4 Notes, substantially in the form of EXHIBIT E.

         "CLASS B FINAL DISTRIBUTION DATE" means the November, 2005 Distribution Date.

         "CLASS B RATE" means 7.46% per annum (computed on the basis of a 360-day year of twelve 30-day months).

          "CLASS B NOTES" means the Class B Notes, substantially in the form of EXHIBIT F.

         "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to SECTION 17A of the Exchange Act.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "CLOSING DATE" means August 24, 2000.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" means the Collateral Granted to the Indenture Trustee under this Indenture, including all proceeds thereof.

         "COMMISSION" means the Securities and Exchange Commission.

         "CORPORATE TRUST OFFICE" means the principal office of the Indenture Trustee at which at any particular time its corporate trusts business shall be administered which office at date of the execution of this Agreement is located at 101 Barclay Street, 12-E, New York, New York 10286, Attention: ABS Department; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

         "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "DEFINITIVE NOTES" shall have the meaning specified in SECTION 2.09.

         "DEPOSITOR" shall mean Dealer Auto Receivables Corp., in its capacity as Depositor under the Sale and Servicing Agreement.

          "DISTRIBUTION DATE" means the 15th day of each month or, if such date shall not be a Business Day, the next succeeding Business Day, commencing September 15, 2000.

         "DTC" means The Depository Trust Company, and its successors and assigns.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF DEFAULT" shall have the meaning specified in SECTION 5.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "HOLDER" OR "NOTEHOLDER" or "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency) and with respect to a Definitive Note the Person in whose name a Note is registered on the Note Register.

         "INDEBTEDNESS" means, with respect to any Person at any time, (i) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (ii) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (iv) obligations issued for or liabilities incurred on the account of such Person;
(v) obligations or liabilities of such Person arising under acceptance facilities; (vi) obligations of such Person under any guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (vii) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (viii) obligations of such Person under any interest rate or currency exchange agreement.

         "INDENTURE" means this Indenture, as amended or supplemented from time to time.

         "INDENTURE SECURITIES" means the Notes.

         "INDENTURE SECURITY HOLDER" means a Noteholder.

         "INDENTURE TRUSTEE" means The Bank of New York, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "INDEPENDENT" means, when used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor, the Seller and any of their respective Affiliates,
(ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any of their respective Affiliates, and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriters, trustee, partner, director or person performing similar functions.

         "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "INTEREST PERIOD" means, with respect to any Distribution Date, and (i) the Class A-1 Notes, means the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date) to but excluding such Distribution Date; and (ii) in the case of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes or the Certificates, means the period from and including the fifteenth day of the month of the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to but excluding the fifteenth day of the month of such Distribution Date.

         "INTEREST RATE" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate and the Class B Rate, as applicable.

         "ISSUER" means Dealer Auto Receivables Owner Trust 2000-1 until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         "ISSUER ORDER" AND "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "NOTE" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note, a Class A-4 Note or a Class B Note.

         "NOTE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date, among the Issuer, the Administrator, the Indenture Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form of EXHIBIT H hereto.

         "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in SECTION 2.04.

         "OFFICER'S CERTIFICATE" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.01, and delivered to, the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "OPINION OF COUNSEL" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and which shall comply with any applicable requirements of SECTION 11.01, and shall be in form and substance satisfactory to the Indenture Trustee.

         "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee, has been made); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser, within the meaning of Section 8-303 of the UCC.

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Transaction Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, Premier Auto Finance, Inc. or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee has actual knowledge are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, Premier Auto Finance, Inc. or any of their respective Affiliates.

         "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

         "OWNER TRUSTEE" means Chase Manhattan Bank USA, National Association not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor trustee under the Trust Agreement.

         "PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in SECTION
6.11 and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "PERSON" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and for the purpose of this definition, any Note authenticated and delivered under SECTION 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

         "RATING AGENCY" means each of Moody's and Standard & Poor's.

         "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given ten days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor, the Servicer, the Indenture Trustee and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes.

         "RATING EVENT" means the qualification, reduction or withdrawal by either Rating Agency of its then-current rating of any Class of Notes.

         "RECORD DATE" means, with respect to any Distribution Date, the last Business Day of the preceding calendar month.

         "REGISTERED HOLDER" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office (or any successor group of the Indenture Trustee), including any Vice President, assistant secretary or other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by the people who at such time shall be officers having direct responsibility for the administration of this Agreement, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office of the Indenture Trustee because of his knowledge of and familiarity with the particular subject.

         "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of the date hereof, among the Issuer, the Depositor, the Indenture Trustee and the Servicer, substantially in the form of EXHIBIT A hereto.

         "SELLER" means Premier Auto Finance, L.P., in its capacity as Seller under the Transfer and Sale Agreement, and any successors and assigns.

         "SERVICER" means Premier Auto Finance, Inc., in its capacity as Servicer under the Sale and Servicing Agreement, and any Successor Servicer thereunder.

         "STATE" means any one of the 50 states of the United States or any of its territories, or the District of Columbia.

         "TERMINATION DATE" means the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

         "TRUST AGREEMENT" means the Trust Agreement, dated as of the date hereof, between the Depositor and the Owner Trustee.

         "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "UNITED STATES" means the United States of America.

                  (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

         SECTION 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "COMMISSION" means the Securities and Exchange Commission.

         "INDENTURE SECURITIES" means the Notes.

         "INDENTURE SECURITY HOLDER" means a Noteholder.

         "INDENTURE TO BE QUALIFIED" means this Indenture.

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Indenture Trustee.

         "OBLIGOR" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "OR" is not exclusive;

                  (iv) "INCLUDING" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular;

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

                  (vii) the words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Schedule references contained in this Indenture are references to Sections, subsections and Schedules in or to this Indenture unless otherwise specified.

                                   ARTICLE TWO

                                    THE NOTES

         SECTION 2.01. FORM. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits hereto are part of the terms of this Indenture.

         SECTION 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue (i) Class A-1 Notes in an aggregate principal amount of $190,000,000.00, (ii) Class A-2 Notes in an aggregate principal amount of $274,000,000.00, (iii) Class A-3 Notes in an aggregate principal amount of $168,000,000.00, (iv) Class A-4 Notes in an aggregate principal amount of 83,251,000.00 and (v) Class B Notes in an aggregate principal amount of $24,470,000.00. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes Outstanding at any time may not exceed such respective amounts, except as otherwise provided in SECTION 2.05.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.03. TEMPORARY NOTES. Pending the preparation of Book-Entry Notes or Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Book-Entry Notes or Definitive Notes to be prepared without unreasonable delay. After the preparation of Book-Entry Notes or Definitive Notes, the temporary Notes shall be exchangeable for Book-Entry Notes or Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in SECTION 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Book-Entry Notes or Definitive Notes.

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         SECTION 2.04. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.
The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and the amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in SECTION 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located in the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to SECTION 2.03 not involving any transfer.

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

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of any Note for a period of 15 days preceding the due date for any payment in full with respect to the Notes of that Class.

         SECTION 2.05. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, within the meaning of Section 8-303 of the UCC, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class and denomination; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser, within the meaning of Section 8-303 of the UCC, of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, within the meaning of Section 8-303 of the UCC, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost of stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.06. PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any of their respective agents shall be bound by notice to the contrary.

         SECTION 2.07. PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

                  (a) Each Class of Notes shall accrue interest at the related Interest Rate, and such interest shall be payable on each Distribution Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to
SECTION 2.11, with respect to the Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Distribution Date or on the related Final Distribution Date, as the case may be, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with SECTION 3.03.

                  (b) The principal of each Note shall be payable on each Distribution Date to the extent provided in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which the maturity of the Notes has been accelerated in the manner provided in SECTION 5.02. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed as provided in SECTION 10.02 not later than three Business Days after such Record Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with mandatory prepayments of Notes shall be mailed to Noteholders as provided in SECTION 10.02.

         SECTION 2.08. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.09. BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Noteholder will receive a Definitive Note representing such Noteholder's interest in such Note, except as provided in SECTION 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Noteholders pursuant to SECTION 2.11:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Noteholders;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Noteholders shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Noteholders and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Indenture to actions by the Noteholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Indenture to distributions, notices, reports and statements to the Noteholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Notes, as the case may be, for distribution to the Noteholders in accordance with the procedures of the Clearing Agency. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to SECTION 2.11, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Noteholders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

                  (vi) without the consent of the Issuer and the Indenture Trustee, no such Note may be transferred by the Clearing Agency except to a successor Clearing Agency that agrees to hold such Note for the account of the Owners or except upon the election of the Owner thereof or a subsequent transferee to hold such Note in physical form.

Neither the Indenture Trustee nor the Note Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Note an interest in which is transferable through the facilities of the Clearing Agency.

         SECTION 2.10. NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Noteholders pursuant to
SECTION 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Clearing Agency, and shall have no obligation to the Noteholders.

         SECTION 2.11. DEFINITIVE NOTES. If (i)(A) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Note Depository Agreement, and (B) Indenture Trustee or the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default or Servicer Default, the Noteholders representing not less than 50% of the Outstanding Amount of such Class of Notes advises the Indenture Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the related Noteholders, then the Indenture Trustee shall notify all Noteholders of the related Class of Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes of the related Class of Notes to Noteholders requesting the same. Upon surrender to the Indenture Trustee of the Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders hereunder.

         The Indenture Trustee shall not be liable if the Indenture Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.12. RELEASE OF COLLATERAL. Subject to SECTIONS 4.04, 8.04 and 11.01 and the terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate.

         SECTION 2.13. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                                  ARTICLE Three

                                    COVENANTS

         SECTION 3.01. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to SECTION 8.02(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders and (v) for the benefit of the Class B Notes, to the Class B Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST. As provided in
SECTION 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to SECTION 8.02(b) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before the Business Day immediately preceding each Distribution Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon receipt of an Issuer Request shall be paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but not have not been surrendered for payment or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

         SECTION 3.05. PROTECTION OF COLLATERAL. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Collateral. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

                  (i) grant more effectively all or any portion of the Collateral;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

         SECTION 3.06. OPINIONS AS TO COLLATERAL.

                  (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create

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

and continue the Indenture Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders, and reciting the details of such filings or (ii) no such action shall be necessary to perfect such security interest; and

                  (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-Off Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Collateral for the benefit of the Noteholders, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

         SECTION 3.07. PERFORMANCE OF OBLIGATIONS; SERVICING OF CONTRACTS.

                  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Transaction Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes, voting as a single class, or if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes outstanding, the Holders of at least a majority of the Outstanding Amount of the Class B Notes; PROVIDED that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes.

                  (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee and each Rating Agency thereof. Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee and the Rating Agencies of such appointment, specifying in such notice the name and address of such successor Servicer.

         SECTION 3.08. NEGATIVE COVENANTS. Until the Termination Date, the Issuer shall not:

                  (i) except as expressly permitted by the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant; or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral;

                  (iv) hire or retain any employees; or

                  (iv) dissolve or liquidate in whole or in part.

         SECTION 3.09. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, on or before 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2000), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized
         Officer and the nature and status thereof.

         SECTION 3.10. ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filing required by the Exchange Act); and

                  (vii) the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and
         (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

                  (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Collateral, to any Person (except as expressly permitted by the Transaction Documents), unless:

                  (i) the Person that acquires by conveyance to transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and
         (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this ARTICLE THREE and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by Exchange Act); and

                  (vii) the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         SECTION 3.11. SUCCESSOR OR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with SECTION 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with same effect as if such Person has been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all or substantially all the assets or properties of the Issuer pursuant to SECTION 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating that the Issuer is to be so released.

         SECTION 3.12. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

         SECTION 3.13. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the other Transaction Documents.

         SECTION 3.14. SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with its obligations under the Sale and Servicing Agreement.

         SECTION 3.15. GUARANTEES, LOANS ADVANCES AND OTHER LIABILITIES. Except as otherwise contemplated by the Transaction Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17. RESTRICTED PAYMENTS. Except as permitted by the Transaction Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (A) distributions to the Servicer, the Depositor, the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (B) payments to the Indenture Trustee and the Owner Trustee pursuant to SECTION 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Transaction Documents.

         SECTION 3.18. NOTICE OF EVENTS OF DEFAULT. The Issuer agrees to give the Indenture Trustee and each Rating Agency prompt written notice of each Event of Default hereunder and each Servicer Default under the Sale and Servicing Agreement.

         SECTION 3.19. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.20. COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

         SECTION 3.21. AMENDMENTS OF SALE AND SERVICING AGREEMENT AND TRUST AGREEMENT. The Issuer shall not agree to any amendment to SECTION 11.01 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

         SECTION 3.22. REMOVAL OF ADMINISTRATOR. So long as any Notes are issued and outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) SECTIONS 3.01, 3.02, 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.11, 3.12, 3.13, 3.20 and 3.21, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under SECTION 6.07 and the obligations of the Indenture Trustee under SECTION 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (A)      either

                           (1) all Notes therefore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in SECTION
                  2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in SECTION 3.03) have been delivered to the Indenture Trustee for cancellation;

                           (2) all Notes not theretofore delivered to the
                  Indenture Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at the
                  their respective final Distribution Dates within one year, or

                                    (iii) are subject to mandatory prepayment
                  within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of prepayment by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust in an Eligible Account for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Note not theretofore delivered to the Indenture Trustee for cancellation when due on their respective final scheduled Distribution Date (if Notes shall be subject to mandatory prepayment pursuant to
                  SECTION 10.01(a)), as the case maybe;

                  (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of SECTION 11.01(a) and, subject to SECTION 11.02, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

         SECTION 4.02. APPLICATION OF TRUST MONEY. All moneys deposited with the Indenture Trustee pursuant to SECTION 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         SECTION 4.03. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to SECTION 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 4.04. RELEASE OF COLLATERAL. Subject to SECTION 11.01 and the terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         SECTION 4.05. DURATION OF THE POSITION OF THE INDENTURE TRUSTEE FOR THE BENEFIT OF CERTIFICATEHOLDERS. Notwithstanding (i) the earlier payment in full of all principal and interest due to the Noteholders under the terms of the Notes of each Class, (ii) the cancellation of the Notes pursuant to SECTION 2.08 and (iii) the discharge of the Indenture Trustee's duties hereunder with respect to the Notes, the Indenture Trustee shall continue to act in the capacity of the Indenture Trustee hereunder for the benefit of the Certificateholders, and the Indenture Trustee, for the benefit of the Certificateholders, shall comply with its obligations under the Sale and Servicing Agreement, as appropriate, until such time as all distributions in respect of the Certificate Balance and interest due to the Certificateholders have been paid in full.

                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 5.01. EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

                  (ii) default in the payment of the unpaid amount of any Class of Notes on the final Distribution Date for such Class;

                  (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) which default has a material adverse effect on the Noteholders, or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days after there shall have been given, by registered or certified mail, to the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, taken together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, by the Holders of at least 25% of the

Outstanding Amount of the Class B Notes a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

                  The Issuer shall deliver to the Indenture Trustee within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.02. RIGHTS UPON EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, other than an Event of Default described in SECTION 5.01(iv) or (v) above, the Indenture Trustee or Holders holding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes representing more than 50% of the aggregate Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, Holders holding Class B Notes representing more than 50% of the Outstanding Amount of the Class B Notes may declare the principal amount of the Notes immediately due and payable at par. At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this ARTICLE 5, PROVIDED, Holders holding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes representing more than 50% of the aggregate Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, Holders holding Class B Notes representing more than 50% of the Outstanding Amount of the Class B Notes may rescind such declaration if (i) the Issuer has made all payments of principal of and interest on all Notes when the same becomes due and payable and
(ii) the Issuer has paid all amounts due and payable to the Indenture Trustee. If an Event of Default described in SECTION 5.01(iv) or (v) shall have occurred and be continuing, the principal amount of the Notes shall become immediately due and payable.

         SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE; AUTHORITY OF INDENTURE TRUSTEE.

                  (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) The Indenture Trustee following the occurrence of an Event of Default, shall have full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Collateral.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (g) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all of the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

         SECTION 5.04. REMEDIES. If an Event of Default shall have occurred and be continuing, the Indenture Trustee (subject to SECTION 5.05) may do one or more of the following:

                  (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders under this Indenture or the Notes; and

                  (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless (A) the Holders of 100% of the Outstanding Amount of the Notes, consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) there has been an Event of Default described in SECTION 5.01(i) or (ii) and the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders representing not less than 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, at the expense of the Issuer, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         SECTION 5.05. OPTIONAL PRESERVATION OF THE CONTRACTS. Following an Event of Default and such Event of Default has not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, at the expense of the Issuer, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         SECTION 5.06. PRIORITIES.

                  (a) If the Indenture Trustee collects any money or property pursuant to this ARTICLE FIVE, it shall pay out the money or property in the following order and priority:

                  (i) amounts due and owing to the Indenture Trustee pursuant to
         SECTION 6.07; and


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

                  (ii) to the Collection Account for distribution pursuant to the priorities described in SECTION 7.03(a) of the Sale and Servicing Agreement and not previously distributed, in the order of such priorities and without preference or priority of any kind within such priorities.

         SECTION 5.07. LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, Holders of not less than 25% of the Outstanding Amount of the Class B Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, Holders of a majority of the Outstanding Amount of the Class B Notes.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes or the Class B Notes, as the case may be, the Indenture Trustee shall act at the direction of the group of Holders of Notes with the greater Outstanding Amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be; PROVIDED, HOWEVER, if the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes representing an equal Outstanding

Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.08. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in the Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default of Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this ARTICLE FIVE or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.12. CONTROL BY NOTEHOLDERS. The Holders representing more than 50% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, Holders representing more than 50% of the Outstanding Amount of the Class B Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the terms of SECTION 5.04, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

                  (iii) if the conditions set forth in SECTION 5.05 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect;

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

                  (v) such direction shall be in writing.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
SECTION 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially and adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.13. WAIVER OF PAST DEFAULTS. In the case of any waiver of an Event of Default, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, any Noteholder or group of Noteholders holding in the aggregate 10% of the Outstanding Amount of the Class B Notes or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.16. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with SECTION 5.06.

         SECTION 5.17. PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

                  (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor and the Servicer, as applicable, of each of their respective obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor or the Servicer thereunder and the institution of legal of administrative actions or proceedings to compel or secure performance by the Depositor or the Servicer of each of their respective obligations under the Sale and Servicing Agreement.

                  (b) If an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Holders representing not less than 66-2/3% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, Holders representing not less than 66 2/3% of the Outstanding Amount of the Class B Notes shall, foreclose upon its security interest in the Issuer's rights under the Sale and Servicing Agreement and exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE SIX

                              THE INDENTURE TRUSTEE

         SECTION 6.01. DUTIES OF INDENTURE TRUSTEE.

                  (a) If an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Sale and Servicing Agreement and in the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge:

                           (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the Sale and Servicing Agreement and no implied covenants or obligations shall be read into this Indenture or the Sale and Servicing Agreement against the Indenture Trustee; and

                           (ii) in the absence of bad faith or manifest error on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Transaction Documents to which the Indenture Trustee is a party.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of
         SECTION 6.01(b);

                           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to SECTION 5.12;

                           (iv) the Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no default; and

                           (v) the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral other than from funds available in the Collection
         Account, (D) except as provided in SECTION 6.01(b)(ii), to confirm or verify the contents of any reports or certificates of the Servicer deliver to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                  (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (h) The Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Trust as set forth in this Indenture.

                  (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this section and to the provisions of the TIA.

         SECTION 6.02. RIGHTS OF INDENTURE TRUSTEE.

                  (a) The Indenture Trustee may rely on and shall be protected in acting or refraining from acting on any opinion, resolution, statement, notice, request, consent or any other document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture or exercise any remedy hereunder at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in a manner consistent with SECTION 6.01.

                  (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless so requested by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

                  (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

                  (i) Notwithstanding anything in this Agreement to the contrary, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (j) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

         SECTION 6.03. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with SECTION 6.11.

         SECTION 6.04. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.06. REPORTS BY INDENTURE TRUSTEE TO HOLDERS. Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Indenture, the Indenture Trustee shall deliver to each Noteholder such information, including without limitation, IRS Form 1099, as may be required to enable such holder to prepare its federal and state income tax returns.

         SECTION 6.07. COMPENSATION AND INDEMNITY. The Issuer shall pay or shall cause the Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify or shall cause the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall defend or shall cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         Each of the Servicer's and the Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in SECTION 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         SECTION 6.08. REPLACEMENT OF INDENTURE TRUSTEE. The Indenture Trustee may resign at any time by so notifying the Issuer and the Servicer. The Holders of a majority of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, Holders of a majority of the Outstanding Amount of the Class B Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with SECTION 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

                  (iii) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

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         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee at the expense of the Issuer.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with SECTION 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to SECTION 6.07.

         SECTION 6.09. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under SECTION 6.11.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         SECTION 6.10. APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

                  (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee and the Administrator acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Indenture Trustee or co-Indenture Trustees, jointly with the Indenture Trustee, or separate Indenture Trustee or separate Indenture Trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Administrator may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Indenture Trustee alone shall have the power to make such appointment. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility of a successor Indenture Trustee under SECTION 6.11 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under SECTION 6.08.

                  (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder; and

                           (iii) the Indenture Trustee and the Administrator may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Agreement and the conditions of this Article. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Administrator.

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

                  (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate Indenture Trustee or co-Indenture Trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

         SECTION 6.11. ELIGIBILITY. (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority, provided that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by SECTION 310(a)(2) of the TIA. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this SECTION 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If a Default occurs and is continuing and the Indenture Trustee is deemed to have a conflicting interest as a result of acting as trustee for both the Class A-1 Notes, the Class A-2 Notes, the Class A-3 and the Class A-4 Notes and the Class B Notes, the Issuer shall appoint a successor Indenture Trustee for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes or a successor for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and a successor for the Class B Notes so that there will be separate Indenture Trustees for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and for the Class B Notes. No such event shall alter the voting rights of the Noteholders under this Indenture or under any of the other Transaction Documents.

                  (c) In the case of an appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplement hereto wherein the successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of such Class as to which the appointment of such Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts

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

hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

                  In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this SECTION 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect specified in SECTION 6.08. The Indenture Trustee shall comply with TIA
Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         SECTION 6.12. PENNSYLVANIA MOTOR VEHICLE SALES FINANCE ACT LICENSES. The Indenture Trustee shall use its best efforts to maintain the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Indenture and the transactions contemplated hereby until the lien and security interest of this Indenture shall no longer be in effect in accordance with the terms hereof.

         SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                  ARTICLE SEVEN

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 7.02. PRESERVATION OF INFORMATION: COMMUNICATION TO
NOTEHOLDERS.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in SECTION 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar and shall

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

otherwise comply with TIA Section 312(a). The Indenture Trustee may destroy any list furnished to it as provided in such SECTION 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.03. REPORTS BY ISSUER.

                  (a) The Issuer shall:

                           (i) file with the Indenture Trustee, within 15 days after the Issuer is required (if at all) to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to SECTION 13 or 15(d) of the Exchange Act;

                           (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                           (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the issuer pursuant to clauses (i) and
         (ii) of this SECTION 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         SECTION 7.04. REPORTS BY INDENTURE TRUSTEE. If required by TIA
Section 313(a), within 60 days after January 31 beginning with January 31, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section
313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

         On each Distribution Date, the Indenture Trustee shall include with each payment to each Noteholder a copy of the statement for the related Collection Period provided to the Indenture Trustee pursuant to SECTION 9.06 of the Sale and Servicing Agreement.

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                                  ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in ARTICLE FIVE.

         SECTION 8.02. TRUST ACCOUNTS.

                  (a) On or prior to the Closing Date, the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain the Trust Accounts as provided in SECTION 5.05 of the Sale and Servicing Agreement.

                  (b) All Available Amounts with respect to each Due Period will be deposited in the Collection Account as provided in SECTION 5.05 of the Sale and Servicing Agreement. On or before each Distribution Date, all amounts required to be deposited in the Note Distribution Account with respect to the preceding Due Period pursuant to SECTION 7.04 of the Sale and Servicing Agreement will be transferred from the Collection Account and/or the Reserve Account to the Note Distribution Account.

                  (c) On each Distribution Date, the Indenture Trustee, in accordance with the Servicer's written instructions, shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the following order of priority:

                  (i) to the Class A-1 Noteholders, accrued and unpaid interest on the outstanding principal amount of the Class A-1 Notes, to the Class A-2 Noteholders, accrued and unpaid interest on the outstanding principal amount of the Class A-2 Notes, to the Class A-3 Noteholders, accrued and unpaid interest on the outstanding principal amount of the Class A-3 Notes and to the Class A-4 Noteholders, accrued and unpaid interest on the outstanding principal amount of the Class A-4 Notes; PROVIDED, HOWEVER, that if there are insufficient funds on deposit in the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the amount in the Note Distribution Account shall be applied to the payment of interest on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the respective aggregate amounts of interest due and unpaid on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, respectively;

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

                  (ii) unless otherwise provided in clause (iv) below, to the Class B Noteholders, accrued and unpaid interest on the outstanding principal amount of the Class B Notes;

                  (iii) unless otherwise provided in clause (iv) or (v) below, the Note Principal Distributable Amount with respect to such Distribution Date shall be applied as follows:

                                    (A) to the Class A-1 Noteholders in
                                    reduction of the Outstanding Amount of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                                    (B) to the Class A-2 Noteholders in
                                    reduction of the Outstanding Amount of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

                                    (C) to the Class A-3 Noteholders in
                                    reduction of the Outstanding Amount of the Class A-3 Notes until the Outstanding Amount of the Class A-3 Notes is reduced to zero

                                    (D) to the Class A-4 Noteholders in
                                    reduction of the Outstanding Amount of the Class A-4 Notes until the Outstanding Amount of the Class A-4 Notes is reduced to zero; and

                                    (E) to the Class B Noteholders in reduction of the Outstanding Amount of the Class B Notes until the Outstanding Amount of the Class B Notes is reduced to zero.

                  (iv) if the Notes have been declared immediately due and payable as provided in SECTION 5.02 following the occurrence of an Event of Default in SECTION 5.01(i) or (ii) until such time as the Notes have been paid in full, any funds remaining in the Note Distribution Account after the application described in SECTIONS 8.02(c)(i) shall be applied in the following order of priority:

                                    (A) to the Class A-1 Noteholders, the Class
                                    A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders in reduction of the Outstanding Amounts of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the Outstanding Amounts of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes;

                                    (B) to the Class B Noteholders, accrued and unpaid interest on the outstanding principal amount of the Class B Notes; and

                                    (C) to the Class B Noteholders in reduction of the Outstanding Amount of the Class B Notes;

                  (v) if the Notes have been declared immediately due and payable as provided in SECTION 5.02 following the occurrence of an Event of Default in SECTION 5.01(iii), (iv)

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

         or (V) until such time as the Notes have been paid in full, any funds remaining in the Note Distribution Account after the applications described in SECTIONS 8.02(c)(i) and (ii) shall be applied in the following order of priority:

                                    (A) to the Class A-1 Noteholders, the Class
                                    A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders in reduction of the Outstanding Amounts of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the Outstanding Amounts of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes; and

                                    (B) to the Class B Noteholders in reduction of the Outstanding Amount of the Class B Notes.

         SECTION 8.03. GENERAL PROVISIONS REGARDING ACCOUNTS.

                  (a) So long as no Default or Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon receipt of an order signed in the name of the Servicer by any one of its Authorized Officers and delivered to the Indenture Trustee, subject to the provisions of SECTION 5.05 of the Sale and Servicing Agreement. Except as otherwise provided in SECTION 5.05 of the Sale and Servicing Agreement, all income or other gain from investments of moneys deposited in such Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to the related Trust Account. The Servicer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                  (b) Subject to SECTION 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

                  (c) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Issuer and Indenture Trustee), on any Business Day or
(ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to SECTION 5.02 or (iii) if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Collateral are being applied in accordance with SECTION 5.05 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in investments identified in paragraph (a) of the definition of Eligible Investments.

         SECTION 8.04. RELEASE OF COLLATERAL.

                  (a) Subject to the payment of its fees and expenses pursuant to SECTION 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to SECTION
6.07 have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this SECTION 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA as so stated in the Opinion of Counsel) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of SECTION 11.01.

         SECTION 8.05. OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to SECTION 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions for this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

                  (a) Without the consent of the Holders of any Notes and with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, and the other parties hereto at any time from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject additional property to the lien created by this Indenture;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Transaction Documents;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Article Six;

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; and

                  (viii) to elect into the FASIT provisions of the Code, provided an Opinion of Counsel to the effect that such election will not adversely affect the Noteholders, is delivered to the Issuer and Indenture Trustee.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes and with prior notice to each Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this

Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency, and with the consent of the Holders of more than 50% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, with the consent of the Holders of more than 50% of the Outstanding Amount of the Class B Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in ARTICLE FIVE, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Collateral pursuant to SECTION 5.04 or amend the provisions of this Article which specify the percentage of the Outstanding Amount of the Notes required to amend this Indenture or the other Transaction Documents;

                  (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of the Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to SECTIONS 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE TEN

                          MANDATORY PREPAYMENT OF NOTES

         SECTION 10.01. PREPAYMENT. In the event that the Seller pursuant to
SECTION 7.07 of the Sale and Servicing Agreement purchases the corpus of the Trust, the Notes are subject to mandatory prepayment in whole, but not in part, on the Distribution Date on which such repurchase occurs, in an amount equal to the outstanding principal amount thereof, and accrued interest on the Notes; PROVIDED, HOWEVER, that the Issuer has available funds sufficient to pay such amounts. The Seller, the Servicer or the Issuer shall furnish each Rating Agency notice of such prepayment. If the Notes are to be prepaid pursuant to this
SECTION 10.01, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 20 days prior to the Distribution Date and the Issuer shall deposit with the Indenture Trustee in the Note Distribution Account an amount equal to the Outstanding Amount of the Notes plus all accrued and unpaid interest on the Notes whereupon all such Notes shall be due and payable on the Distribution Date upon the furnishing of a notice complying with
SECTION 10.02 to each Holder of the Notes.

         SECTION 10.02. FORM OF MANDATORY PREPAYMENT NOTICE. Notice of mandatory prepayment under SECTION 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Distribution Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Distribution Date, at such Holder's address appearing in the Note Register.

         All notices of mandatory prepayment shall state:

                  (i) the Distribution Date on which the Notes will be prepaid; and

                  (ii) the place where such Notes are to be surrendered for payment in full (which shall be the office or agency of the Issuer to be maintained as provided in SECTION 3.02).

         Notice of mandatory prepayment of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of mandatory prepayment, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the mandatory prepayment of any other Note.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         SECTION 11.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA as so stated in the Opinion of Counsel) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section and TIA Section 314(c), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for authentication and delivery of the Notes or the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in SECTION 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of the signer thereof such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the named matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause
(i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                  (iii) Other than with respect to any release described in clause (A) or (B) of SECTION 11.01(b)(v), whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses (A) or (B) of SECTION 11.01(b)(v)) released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding any other provision of this Section, the Issuer may, without compliance with the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of the Contracts and the Financed Vehicles as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents.

         SECTION 11.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or given an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

         SECTION 11.03. ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to SECTION 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.04. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                  (i)      If to the Servicer or Seller:

                           Premier Auto Finance, Inc.
                           230 West Monroe Street
                           Chicago, Illinois 60606
                           Attention: Charles Bradford Wolfe
                           Telecopier No.: 312/456-1068

                  (ii)     If to the Depositor:

                           Dealer Auto Receivables Corp.
                           230 West Monroe Street
                           Chicago, Illinois  60606
                           Attention: Charles Bradford Wolfe
                           Telecopier No.: 312/456-1068

                  (iii)    If to the Indenture Trustee:

                           The Bank of New York
                           101 Barclay Street, 12-E
                           New York, New York
                           Attention: ABS Department
                           Telecopier No.: 212/815-5544

                  (iv)     If to the Owner Trustee or the Issuer:

                           Chase Manhattan Bank USA, National Association 1201 Market Street
                           Wilmington, Delaware 19801
                           Attention: Corporate Trustee Administration
                           Department
                           Telecopier No.: 302/984-4903

                  (v)      If to Moody's:

                           Moody's Investors Service, Inc.
                           99 Church Street
                           New York, New York 10007
                           Attention: ABS Monitoring Department
                           Telecopier No.: 212/553-1350

                  (vi)     If to Standard & Poor's:

                           Standard & Poor's Ratings Services, A
                           Division of The McGraw Hill Companies
                           55 Water Street
                           New York, New York  10041
                           Telecopier No.: 212/428-2657

                  (vii)    If to the Underwriters:

                           Chase Securities Inc.
                           270 Park Avenue
                           New York, New York 10017
                           Attention: General Counsel
                           Telecopier No.: (212) 270-7473

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 11.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.06. ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provisions of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-Indenture Trustees and agents.

         SECTION 11.09. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.10. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.11. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.13. COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 11.14. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which shall be counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.15. TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficiary interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article Six, Seven and Eight of the Trust Agreement.

         SECTION 11.16. NO PETITION. The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents.

         SECTION 11.17. INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested, the Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 11.18. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.19. DISCLAIMER AND SUBORDINATION. Each Noteholder by accepting a Note acknowledges and agrees that such Note represents a debt obligation of the Depositor only and does not represent an interest in any assets (other than the Trust Assets) of the Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions as contemplated in SECTION 6.01(c) of the Sale and Servicing Agreement, each Noteholder by accepting a Note acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein) (other than Trust Assets) conveyed or purported to be conveyed by the Depositor to another securitization trust (i.e., other than the Issuer) or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a Lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, any Noteholder either (i) asserts an interest in or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of any applicable insolvency laws or otherwise (including without limitation by virtue of Section 1111(b) of the federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including any applicable insolvency laws, and whether asserted against the Depositor or any other Person owned by the Depositor), including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this SECTION 11.19 and that the terms and provisions of this SECTION 11.19 may be enforced by an action for specific performance.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                    DEALER AUTO RECEIVABLES OWNER
                                    TRUST 2000-1

                                    By:      Chase Manhattan Bank USA, National
                                             Association, not in its individual
                                             capacity but solely on behalf of
                                             the Issuer as Owner Trustee under
                                             the Trust Agreement

                                    By:          /s/ Denis Kelly
                                       ----------------------------------------
                                    Printed Name:    Denis Kelly
                                                -------------------------------
                                    Title:  Assistant Vice President
                                          -------------------------------------

                                    THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

                                    By:           /s/ Erwin Soriano
                                        ---------------------------------------
                                    Printed Name:     Erwin Soriano
                                                -------------------------------
                                    Title:         Assistant Treasurer
                                           ------------------------------------

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF COOK      )

         On
            ------------------------------------------------------------------
                                  [insert date]

before me,
           -------------------------------------------------------------------,
                          [Here insert name and title of notary]

personally appeared
                    -----------------------------------------------------------

         personally known to me, or

         proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature                            [Seal]
          -----------------------

STATE OF  ILLINOIS                      )
                                        )
COUNTY OF COOK                          )

         On
            ------------------------------------------------------------------
                                  [insert date]

before me,
           -------------------------------------------------------------------,
                          [Here insert name and title of notary]

personally appeared
                    -----------------------------------------------------------

         personally known to me, or

         proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                     Signature                            [Seal]
                                              -----------------------

                                                                       EXHIBIT A

                      FORM OF SALE AND SERVICING AGREEMENT

See Attached.

                                    EXHIBIT B

                             FORM OF CLASS A-1 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

         6.69% Dealer Auto Receivables Asset-Backed Note, CLASS A-1

REGISTERED                                             $190,000,000.00

No. R-1                                                CUSIP No. 24227TAC7

         Dealer Auto Receivables Owner Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Ninety Million Dollars ($190,000,000.00) payable on August 15, 2001 (the "Class A-1 Final Distribution Date").

         The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained on SECTION 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year based on the actual number of days elapsed. Such principal of and interest on this Note shall be paid the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date:  August 24, 2000              DEALER AUTO RECEIVABLES
                                    OWNER TRUST 2000-1

                                    By:      Chase Manhattan Bank USA, National
                                             Association, not in its individual
                                             capacity but solely on behalf of
                                             the Issuer as Owner Trustee, under
                                             the Trust Agreement

                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      THE BANK OF NEW YORK,
                                      not in its individual capacity but solely as Indenture Trustee



                                      By:
                                         --------------------------------------
                                      Authorized Signatory

                           [REVERSE OF CLASS A-1 NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1 (the "Class A-1 Notes"), all issued under an Indenture, dated as of August 24, 2000 (the "Indenture"), among the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the subordination of the Class B Notes under certain circumstances.

         Principal of the Class A-1 Notes will be payable on the Class A-1 Final Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-1 Notes shall be due and payable on the date following the occurrence of an Event of Default on which the maturity of the Notes shall have been accelerated in the manner provided in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date shall be made by check to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed not later than three Business Days after such Record Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

         The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-1 Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

         The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this

Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class B Notes. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT C

                             FORM OF CLASS A-2 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

         7.01% Dealer Auto Receivables Asset-Backed Note, CLASS A-2



         REGISTERED                                          $274,000,000.00
No. R-1                                                      CUSIP No. 24227TAD5


         Dealer Auto Receivables Owner Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Seventy Four Million Dollars ($274,000,000.00) payable on April 15, 2003 (the "Class A-2 Final Distribution Date"). No payments of principal of the Class A-2 Notes shall be made until the principal on the Class A-1 Notes have been paid in full.

         The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date:  August 24, 2000              DEALER AUTO RECEIVABLES
                                    OWNER TRUST 2000-1

                                    By:      Chase Manhattan Bank USA, National
                                             Association, not in its individual
                                             capacity but solely on behalf of
                                             the Issuer as Owner Trustee, under
                                             the Trust Agreement

                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      THE BANK OF NEW YORK,
                                      not in its individual capacity but solely as Indenture Trustee


                                      By:
                                         --------------------------------------
                                      Authorized Signatory

                           [REVERSE OF CLASS A-2 NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2 (the "Class A-2 Notes"), all issued under an Indenture, dated as of August 24, 2000 (the "Indenture"), among the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to no payment of principal on the Class A-2 Notes until all principal has been paid on the Class A-1 Notes and the subordination of the Class B Notes.

Principal of the Class A-2 Notes will be payable on the Class A-2 Final Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-2 Notes shall be due and payable on the date following the occurrence of an Event of Default on which the maturity of the Notes shall have been accelerated in the manner provided in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Distribution Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed not later than three Business Days after such Record Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York, New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-2 Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-2 Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class B Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                      EXHIBIT D

                             FORM OF CLASS A-3 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

         7.07% Dealer Auto Receivables Asset-Backed Note, CLASS A-3

         REGISTERED                                         $168,000,000.00

No. R-1                                                     CUSIP No. 24227TAE3

         Dealer Auto Receivables Owner Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Sixty Eight Million Dollars ($168,000,000.00) payable on May 17, 2004 (the "Class A-3 Final Distribution Date"). No payments of principal of the Class A-3 Notes shall be made until the principal on the Class A-1 Notes and the Class A-2 Notes have been paid in full.

         The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date:  August 24, 2000              DEALER AUTO RECEIVABLES
                                    OWNER TRUST 2000-1

                                    By:      Chase Manhattan Bank USA, National
                                             Association, not in its individual
                                             capacity but solely on behalf of
                                             the Issuer as Owner Trustee, under
                                             the Trust Agreement

                                    By:
                                       ----------------------------------
                                    Printed Name:
                                                 ------------------------
                                    Title:
                                          -------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      THE BANK OF NEW YORK,
                                      not in its individual capacity but solely as Indenture Trustee

                                      By:
                                         ----------------------------------
                                      Authorized Signatory

                           [REVERSE OF CLASS A-3 NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3 (the "Class A-3 Notes"), all issued under an Indenture, dated as of August 24, 2000 (the "Indenture"), among the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to no payment of principal on the Class A-3 Notes until all principal has been paid on the Class A-1 Notes and the Class A-2 Notes.

Principal of the Class A-3 Notes will be payable on the Class A-3 Final Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-3 Notes shall be due and payable on the date following the occurrence of an Event of Default on which the maturity of the Notes shall have been accelerated in the manner provided in the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Distribution Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed not later than three Business Days after such Record Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York, New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-3 Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-3 Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing more than 50% of the Outstanding Amount of Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class B Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT E

                             FORM OF CLASS A-4 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         DEALER AUTO RECEIVABLES OWNER TRUST 2000-1 7.12% Dealer Auto Receivables Asset-Backed Note, CLASS A-4

         REGISTERED                                       $83,251,000.00
No. R-1                                                   CUSIP No. 24227TAF0

         Dealer Auto Receivables Owner Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Eighty Three Million Two Hundred Fifty One Thousand Dollars ($83,251,000.00) payable on March 15, 2005 (the "Class A-4 Final Distribution Date"). No payments of principal of the Class A-4 Notes shall be made until the principal on the Class A-1 Notes, the Class A-2 and the Class A-3 Notes have been paid in full.

         The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date:  August 24, 2000              DEALER AUTO RECEIVABLES
                                    OWNER TRUST 2000-1

                                    By:      Chase Manhattan Bank USA, National
                                             Association, not in its individual
                                             capacity but solely on behalf of
                                             the Issuer as Owner Trustee, under
                                             the Trust Agreement

                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                       not in its individual capacity but solely as Indenture Trustee

                                       By:
                                          --------------------------------------
                                       Authorized Signatory

                           [REVERSE OF CLASS A-4 NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4 (the "Class A-4 Notes"), all issued under an Indenture, dated as of August 24, 2000 (the "Indenture"), among the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to no payment of principal on the Class A-4 Notes until all principal has been paid on the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

Principal of the Class A-4 Notes will be payable on the Class A-4 Final Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-4 Notes shall be due and payable on the date following the occurrence of an Event of Default on which the maturity of the Notes shall have been accelerated in the manner provided in the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Distribution Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed not later than three Business Days after such Record Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York, New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class A-4 Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-4 Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing more than 50% of the Outstanding Amount of Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class B Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT F

                              FORM OF CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

         7.46% Dealer Auto Receivables Asset-Backed Note, CLASS B



         REGISTERED                                         $24,470,000.00
No. R-1                                                     CUSIP No. 24227TAG8


         Dealer Auto Receivables Owner Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Twenty Four Million Four Hundred Seventy Thousand Dollars ($24,470,000.00) payable on November 15, 2005 (the "Class B Final Distribution Date"). No payments of principal of the Class B Notes shall be made until the principal on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes have been paid in full.

         The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The payment of interest on this Note is subordinated to the payment of interest on and, under certain circumstances, of principal of, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4

Notes, to the extent set forth in the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date:  August 24, 2000              DEALER AUTO RECEIVABLES
                                    OWNER TRUST 2000-1

                                    By:      Chase Manhattan Bank USA, National
                                             Association, not in its individual
                                             capacity but solely on behalf of
                                             the Issuer as Owner Trustee, under
                                             the Trust Agreement

                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      THE BANK OF NEW YORK,
                                      not in its individual capacity but solely as Indenture Trustee

                                      By:
                                         --------------------------------------
                                      Authorized Signatory

                            [REVERSE OF CLASS B NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.46% Dealer Auto Receivables Asset-Backed Notes, Class B (the "Class B Notes"), all issued under an Indenture, dated as of August 24, 2000 (the "Indenture"), among the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to no payment of principal on the Class B Notes until all principal has been paid on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and the subordination of this Note.

Principal of the Class B Notes will be payable on the Class B Final Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Class B Notes shall be due and payable on the date following the occurrence of an Event of Default on which the maturity of the Notes shall have been accelerated in the manner provided in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Distribution Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed not later than three Business Days after such Record Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York, New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class B Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting together as a single class, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes Outstanding, with the consent of the Noteholders representing more than 50% of the Outstanding Amount of the Class B Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT G

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


-------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------------------
to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  August ___, 2000

Signature Guaranteed:



-------------------------------------------       ---------------------------------------------
Notice:  Signature must be guaranteed by an       (Authorized Officer)
eligible guarantor institution which is a         Notice: the signature to this assignment
participant in the Securities Transfer            must correspond with the name of the
Agent's Medallion Program (STAMP) or              registered owner as it appears on the face of
similar signature guarantee program.              and within the trust Certificate in every
                                                  particular, without alteration or enlargement
                                                  or any change whatsoever.


                                                                       EXHIBIT H

                        FORM OF NOTE DEPOSITORY AGREEMENT

                              CROSS-REFERENCE TABLE

TIA                                                                                Indenture
Section                                                                            Section
-------                                                                            -------
310(a)(1).............................................................................6.11
   (a)(2).............................................................................6.11
   (a)(3).............................................................................6.10
   (a)(4).............................................................................N.A.
   (a)(5).............................................................................6.11
   (b)...................................................................6.08; 6.11; 11.04
   (c)................................................................................N.A.
311(a)................................................................................6.13
   (b)................................................................................6.13
   (c)................................................................................N.A.
312(a)..........................................................................7.01; 7.02
   (b)................................................................................7.02
   (c)................................................................................7.02
313(a)................................................................................7.04
   (b)................................................................................7.04
   (c)................................................................................7.04
   (d)................................................................................7.04
314(a)................................................................................7.03
   (b)................................................................................3.06
   (c)(1)................................................................2.02; 6.02; 11.01
   (c)(2)............................................................................11.01
   (c)(3)............................................................................11.01
   (d)...............................................................................11.01
   (e)...............................................................................11.01
   (f)................................................................................N.A.
315(a)................................................................................6.01
   (b)................................................................................6.05
   (c)................................................................................6.01
   (d)..........................................................................5.12; 6.01
   (e)................................................................................5.14
316(a)(1)(A)..........................................................................5.12
   (a)(1)(B)..........................................................................5.02
   (a)(2).............................................................................N.A.
   (b)................................................................................5.08
   (c)................................................................................N.A.
317(a)..........................................................................5.03; 5.04
   (b)................................................................................3.03
318(a)...............................................................................11.18


   ----------
*  N.A. means Not Applicable
* This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.


ARTICLE One
DEFINITIONS AND INCORPORATION BY REFERENCE........................................................................2

   SECTION 1.01.    DEFINITIONS...................................................................................2
   SECTION 1.02.    INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.............................................9
   SECTION 1.03.    RULES OF CONSTRUCTION........................................................................10

ARTICLE TWO

THE NOTES........................................................................................................10

   SECTION 2.01.    FORM.........................................................................................10
   SECTION 2.02.    EXECUTION, AUTHENTICATION AND DELIVERY.......................................................11
   SECTION 2.03.    TEMPORARY NOTES..............................................................................11
   SECTION 2.04.    REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE..........................................12
   SECTION 2.05.    MUTILATED, DESTROYED, LOST OR STOLEN NOTES...................................................13
   SECTION 2.06.    PERSONS DEEMED OWNER.........................................................................13
   SECTION 2.07.    PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST........................................14
   SECTION 2.08.    CANCELLATION.................................................................................14
   SECTION 2.09.    BOOK-ENTRY NOTES.............................................................................15
   SECTION 2.10.    NOTICES TO CLEARING AGENCY...................................................................16
   SECTION 2.11.    DEFINITIVE NOTES.............................................................................16
   SECTION 2.12.    RELEASE OF COLLATERAL........................................................................16
   SECTION 2.13.    TAX TREATMENT................................................................................16

ARTICLE THREE

COVENANTS........................................................................................................17

   SECTION 3.01.    PAYMENT OF PRINCIPAL AND INTEREST............................................................17
   SECTION 3.02.    MAINTENANCE OF OFFICE OR AGENCY..............................................................17
   SECTION 3.03.    MONEY FOR PAYMENTS TO BE HELD IN TRUST.......................................................17
   SECTION 3.04.    EXISTENCE....................................................................................19
   SECTION 3.05.    PROTECTION OF COLLATERAL.....................................................................19
   SECTION 3.06.    OPINIONS AS TO COLLATERAL....................................................................19
   SECTION 3.07.    PERFORMANCE OF OBLIGATIONS; SERVICING OF CONTRACTS...........................................20
   SECTION 3.08.    NEGATIVE COVENANTS...........................................................................21
   SECTION 3.09.    ANNUAL STATEMENT AS TO COMPLIANCE............................................................21
   SECTION 3.10.    ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS...........................................22
   SECTION 3.11.    SUCCESSOR OR TRANSFEREE......................................................................23
   SECTION 3.12.    NO OTHER BUSINESS............................................................................24
   SECTION 3.13.    NO BORROWING.................................................................................24
   SECTION 3.14.    SERVICER'S OBLIGATIONS.......................................................................24
   SECTION 3.15.    GUARANTEES, LOANS ADVANCES AND OTHER LIABILITIES.............................................24
   SECTION 3.16.    CAPITAL EXPENDITURES.........................................................................24



   SECTION 3.17.    RESTRICTED PAYMENTS..........................................................................24
   SECTION 3.18.    NOTICE OF EVENTS OF DEFAULT..................................................................25
   SECTION 3.19.    FURTHER INSTRUMENTS AND ACTS.................................................................25
   SECTION 3.20.    COMPLIANCE WITH LAWS.........................................................................25
   SECTION 3.21.    AMENDMENTS OF SALE AND SERVICING AGREEMENT AND TRUST AGREEMENT...............................25
   SECTION 3.22.    REMOVAL OF ADMINISTRATOR.....................................................................25

ARTICLE FOUR

SATISFACTION AND DISCHARGE.......................................................................................25

   SECTION 4.01.    SATISFACTION AND DISCHARGE OF INDENTURE......................................................25
   SECTION 4.02.    APPLICATION OF TRUST MONEY...................................................................26
   SECTION 4.03.    REPAYMENT OF MONEYS HELD BY PAYING AGENT.....................................................26
   SECTION 4.04.    RELEASE OF COLLATERAL........................................................................27
   SECTION 4.05.    DURATION OF THE POSITION OF THE INDENTURE TRUSTEE FOR THE BENEFIT OF CERTIFICATEHOLDERS......27

ARTICLE FIVE

REMEDIES.........................................................................................................27

   SECTION 5.01.    EVENTS OF DEFAULT............................................................................27
   SECTION 5.02.    RIGHTS UPON EVENT OF DEFAULT.................................................................28
   SECTION 5.03.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE; AUTHORITY OF
                    INDENTURE TRUSTEE............................................................................29
   SECTION 5.04.    REMEDIES.....................................................................................30
   SECTION 5.05.    OPTIONAL PRESERVATION OF THE CONTRACTS.......................................................31
   SECTION 5.06.    PRIORITIES...................................................................................31
   SECTION 5.07.    LIMITATION OF SUITS..........................................................................32
   SECTION 5.08.    UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST........................33
   SECTION 5.09.    RESTORATION OF RIGHTS AND REMEDIES...........................................................33
   SECTION 5.10.    RIGHTS AND REMEDIES CUMULATIVE...............................................................33
   SECTION 5.11.    DELAY OR OMISSION NOT A WAIVER...............................................................33
   SECTION 5.12.    CONTROL BY NOTEHOLDERS.......................................................................33
   SECTION 5.13.    WAIVER OF PAST DEFAULTS......................................................................34
   SECTION 5.14.    UNDERTAKING FOR COSTS........................................................................34
   SECTION 5.15.    WAIVER OF STAY OR EXTENSION LAWS.............................................................34
   SECTION 5.16.    ACTION ON NOTES..............................................................................35
   SECTION 5.17.    PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS...........................................35

ARTICLE SIX

THE INDENTURE TRUSTEE............................................................................................36

   SECTION 6.01.    DUTIES OF INDENTURE TRUSTEE..................................................................36
   SECTION 6.02.    RIGHTS OF INDENTURE TRUSTEE..................................................................37



   SECTION 6.03.    INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE.......................................................39
   SECTION 6.04.    INDENTURE TRUSTEE'S DISCLAIMER...............................................................39
   SECTION 6.05.    NOTICE OF DEFAULTS...........................................................................39
   SECTION 6.06.    REPORTS BY INDENTURE TRUSTEE TO HOLDERS......................................................39
   SECTION 6.07.    COMPENSATION AND INDEMNITY...................................................................39
   SECTION 6.08.    REPLACEMENT OF INDENTURE TRUSTEE.............................................................40
   SECTION 6.09.    SUCCESSOR INDENTURE TRUSTEE BY MERGER........................................................41
   SECTION 6.10.    APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE............................41
   SECTION 6.11.    ELIGIBILITY..................................................................................43
   SECTION 6.12.    PENNSYLVANIA MOTOR VEHICLE SALES FINANCE ACT LICENSES........................................44
   SECTION 6.13.    PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.............................................44

ARTICLE SEVEN

NOTEHOLDERS'LISTS AND REPORTS....................................................................................44

   SECTION 7.01.    ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS.......................44
   SECTION 7.02.    PRESERVATION OF INFORMATION: COMMUNICATION TO NOTEHOLDERS....................................44
   SECTION 7.03.    REPORTS BY ISSUER............................................................................45
   SECTION 7.04.    REPORTS BY INDENTURE TRUSTEE.................................................................45

ARTICLE EIGHT

ACCOUNTS, DISBURSEMENTS AND RELEASES.............................................................................46

   SECTION 8.01.    COLLECTION OF MONEY..........................................................................46
   SECTION 8.02.    TRUST ACCOUNTS...............................................................................46
   SECTION 8.03.    GENERAL PROVISIONS REGARDING ACCOUNTS........................................................48
   SECTION 8.04.    RELEASE OF COLLATERAL........................................................................49
   SECTION 8.05.    OPINION OF COUNSEL...........................................................................49

ARTICLE NINE

SUPPLEMENTAL INDENTURES..........................................................................................49

   SECTION 9.01.    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.......................................49
   SECTION 9.02.    SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS..........................................51
   SECTION 9.03.    EXECUTION OF SUPPLEMENTAL INDENTURES.........................................................52
   SECTION 9.04.    EFFECT OF SUPPLEMENTAL INDENTURE.............................................................52
   SECTION 9.05.    CONFORMITY WITH TRUST INDENTURE ACT..........................................................52
   SECTION 9.06.    REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES................................................52

ARTICLE TEN

MANDATORY PREPAYMENT OF NOTES....................................................................................53

   SECTION 10.01.   PREPAYMENT...................................................................................53
   SECTION 10.02.   FORM OF MANDATORY PREPAYMENT NOTICE..........................................................53



ARTICLE ELEVEN

MISCELLANEOUS....................................................................................................54

   SECTION 11.01.   COMPLIANCE CERTIFICATES AND OPINIONS, ETC....................................................54
   SECTION 11.02.   FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.............................................55
   SECTION 11.03.   ACTS OF NOTEHOLDERS..........................................................................56
   SECTION 11.04.   NOTICES......................................................................................56
   SECTION 11.05.   NOTICES TO NOTEHOLDERS; WAIVER...............................................................58
   SECTION 11.06.   ALTERNATE PAYMENT AND NOTICE PROVISIONS......................................................58
   SECTION 11.07.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.....................................................59
   SECTION 11.08.   SUCCESSORS AND ASSIGNS.......................................................................59
   SECTION 11.09.   SEPARABILITY.................................................................................59
   SECTION 11.10.   BENEFITS OF INDENTURE........................................................................59
   SECTION 11.11.   LEGAL HOLIDAYS...............................................................................59
   SECTION 11.12.   GOVERNING LAW................................................................................59
   SECTION 11.13.   COUNTERPARTS.................................................................................59
   SECTION 11.14.   RECORDING OF INDENTURE.......................................................................59
   SECTION 11.15.   TRUST OBLIGATION.............................................................................60
   SECTION 11.16.   NO PETITION..................................................................................60
   SECTION 11.17.   INSPECTION...................................................................................60
   SECTION 11.18.   CONFLICT WITH TRUST INDENTURE ACT............................................................60
   SECTION 11.19.   DISCLAIMER AND SUBORDINATION.................................................................60


                                                   EXHIBITS

                                                                                                              PAGE
                                                                                                              ----
Exhibit A - Form of Sale and Servicing Agreement...............................................................A-1
Exhibit B - Form of Class A-1 Note.............................................................................B-1
Exhibit C - Form of Class A-2 Note.............................................................................C-1
Exhibit D - Form of Class A-3 Note.............................................................................D-1
Exhibit E - Form of Class A-4 Note.............................................................................E-1
Exhibit F - Form of Class B Note...............................................................................F-1
Exhibit G - Form of Assignment.................................................................................G-1
Exhibit H - Form of Note Depository Agreement .................................................................H-1
